                        [ANNUITY PAYMENT OPTION RIDER]
                                 ("this Rider")


This Rider is part of the Contract to which it is attached and is effective on issue. In the case of a conflict with any provision of the Contract, the provisions of this Rider will control.


ANNUITY PAYMENT OPTIONS

a. Life Annuity / Life Annuity with Certain Period -- Fixed and/or Variable Annuity Payments will be made for the lifetime of the Annuitant with no Certain Period, or life and a 10 year Certain Period, or life and a 20 year Certain Period.

b. Unit Refund Life Annuity - Variable Annuity Payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if:

     1) the number of Annuity Units initially purchased (determined by dividing the total dollar amount applied to purchase this option by the Annuity Unit value on the Annuity Commencement Date) is greater than;

     2) the number of Annuity Units paid as part of each Variable Annuity Payment multiplied by the number of annuity payments paid prior to death;

          then a refund payment equal to the number of Annuity Units determined by (1) minus (2) will be made.

          The refund payment value will be determined using the Annuity Unit value on the Valuation Date on which the refund payment is approved by LNL, after LNL is in receipt of:

             (a)  due proof of death acceptable to LNL;

             (b)  written authorization for payment; and

             (c)  all claim forms, fully completed.

c. Cash Refund Life Annuity -- Fixed Annuity Payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if:

     1) the total dollar amount applied to purchase this option is greater than;

     2) the Fixed Annuity Payment multiplied by the number of annuity benefit payments paid prior to death;

          then a refund payment equal to the dollar amount of (1) minus (2) will be made.

          The refund payment will be paid upon approval by LNL, after LNL is in receipt of:

          (a)  due proof of death acceptable to LNL;

          (b)  written authorization for payment; and

          (c)  all claim forms, fully completed.

d. Joint Life Annuity / Joint Life Annuity with Certain Period -- Fixed and/or Variable Annuity Payments will be made during the joint life of the Annuitant and a Joint Annuitant. Payments will be made for joint life with no Certain Period, or joint life and a 10-year Certain Period, or joint life and a 20-year Certain Period. Upon the death of either Annuitant, annuity payments continue for the life of the surviving Annuitant.

e. Joint Life and Two-Thirds to Survivor Annuity / Joint Life and Two-Thirds to Survivor Annuity with Certain Period -- Fixed and/or Variable Annuity Payments will be made during the joint life of the Annuitant and a Joint Annuitant. Upon the death of either Annuitant, two thirds of the annuity payment due while both Annuitants were alive will continue for the life of the surviving Annuitant. Payments will be made for joint life with no Certain Period, or joint life and a 10-year Certain Period, or joint life and a 20-year Certain Period.

f.   Other options may be available as agreed upon in writing by LNL.

At the time an Annuity Payment Option is selected under the provisions of this Contract, the Owner may elect to have the Contract Value applied to provide a Variable Annuity Payment, a Fixed Annuity Payment, or a combination Fixed and Variable Annuity Payment. If no election is made, the Contract Value will be used to provide a Variable Annuity Payment.



                  The Lincoln National Life Insurance Company

                  /s/ Mark E. Reynolds
                      Mark E. Reynolds
                      SVP & Chief Administrative Officer

             ANNUITY PURCHASE RATES UNDER A VARIABLE PAYMENT OPTION
                       WITH A 3.0% ASSUMED INTEREST RATE
            [1983 "a" Individual Annuity Mortality Table, modified]
-------------------------------------------------------------------------------
              DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                    PURCHASED WITH EACH $1,000 APPLIED
-------------------------------------------------------------------------------
                           SINGLE LIFE ANNUITIES
-------------------------------------------------------------------------------
                           No             120            240
                         Period          Months         Months      Unit
           Age           Certain         Certain        Certain     Refund
-------------------------------------------------------------------------------
           60             $4.33           $4.29          $4.13      $4.09
           61              4.43            4.38           4.20       4.16
           62              4.53            4.47           4.27       4.23
           63              4.64            4.57           4.34       4.31
           64              4.75            4.68           4.40       4.39

           65              4.87            4.79           4.47       4.48
           66              5.00            4.90           4.55       4.57
           67              5.15            5.03           4.61       4.67
           68              5.30            5.16           4.68       4.77
           69              5.46            5.30           4.75       4.87

           70              5.64            5.44           4.81       4.98
           71              5.83            5.60           4.88       5.10
           72              6.03            5.76           4.93       5.22
           73              6.25            5.93           4.99       5.35
           74              6.50            6.10           5.04       5.48
           75              6.76            6.29           5.08       5.62

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       JOINT AND SURVIVOR ANNUITIES
-------------------------------------------------------------------------------
    Joint and Full to Survivor             Joint and Two-Thirds to Survivor
-------------------------------------------------------------------------------
          Certain Period                            Certain Period
-------------------------------------------------------------------------------
                                     Joint
       None         120      240      Age     None            120        240
-------------------------------------------------------------------------------
      $3.93       $3.93    $3.90       60      $4.34       $4.29      $4.14
       4.00        4.00     3.96       61       4.43        4.38       4.20
       4.08        4.08     4.03       62       4.53        4.48       4.27
       4.17        4.16     4.10       63       4.64        4.58       4.34
       4.25        4.25     4.18       64       4.75        4.68       4.41

       4.35        4.34     4.25       65       4.88        4.79       4.48
       4.45        4.44     4.33       66       5.01        4.91       4.55
       4.56        4.55     4.41       67       5.15        5.03       4.61
       4.68        4.66     4.49       68       5.30        5.16       4.68
       4.80        4.78     4.57       69       5.46        5.29       4.75

       4.94        4.91     4.64       70       5.63        5.44       4.81
       5.08        5.05     4.72       71       5.81        5.59       4.87
       5.23        5.19     4.79       72       6.01        5.74       4.93
       5.40        5.34     4.86       73       6.22        5.91       4.98
       5.57        5.50     4.93       74       6.45        6.08       5.03
       5.77        5.67     4.99       75       6.70        6.25       5.08

-------------------------------------------------------------------------------
[Age Adjustment Table
 Year of Birth     Adjustment to Age    Year of Birth    Adjustment to Age
---------------    -----------------    -------------    -----------------
  Before 1920             +2              1970-1979              -4
   1920-1929              +1              1980-1989              -5
   1930-1939               0              1990-1999              -6
   1940-1949              -1              2000-2009              -7
   1950-1959              -2              2010-2019              -8]
   1960-1969              -3

         A VARIABLE ANNUITY PAYMENT WITH A 4.0% ASSUMED INTEREST RATE
            [1983 'a' Individual Annuity Mortality Table, modified]
-------------------------------------------------------------------------------
                DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                      PURCHASED WITH EACH $1,000 APPLIED
-------------------------------------------------------------------------------
                             SINGLE LIFE ANNUITIES
-------------------------------------------------------------------------------
                            No              120            240
                          Period          Months         Months       Unit
           Age            Certain         Certain        Certain     Refund
-------------------------------------------------------------------------------
           60              4.88            $4.83          $4.66      $4.67
           61              4.97             4.92           4.72       4.74
           62              5.07             5.01           4.79       4.82
           63              5.18             5.11           4.85       4.90
           64              5.30             5.21           4.92       4.99

           65              5.42             5.32           4.99       5.08
           66              5.55             5.43           5.05       5.17
           67              5.69             5.55           5.12       5.27
           68              5.84             5.68           5.18       5.38
           69              6.00             5.82           5.25       5.49

           70              6.18             5.96           5.31       5.61
           71              6.37             6.11           5.37       5.73
           72              6.57             6.27           5.42       5.86
           73              6.80             6.44           5.47       6.00
           74              7.04             6.61           5.52       6.14
           75              7.30             6.79           5.56       6.29

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       JOINT AND SURVIVOR ANNUITIES
-------------------------------------------------------------------------------
    Joint and Full to Survivor             Joint and Two-Thirds to Survivor
-------------------------------------------------------------------------------
          Certain Period                            Certain Period
-------------------------------------------------------------------------------
                                       Joint
     None       120         240         Age     None         120        240
-------------------------------------------------------------------------------
    $4.47      $4.46       $4.43        60      $4.89       $4.84      $4.67
     4.54       4.53        4.49        61       4.98        4.92       4.73
     4.61       4.61        4.56        62       5.08        5.01       4.79
     4.69       4.69        4.63        63       5.19        5.11       4.86
     4.78       4.78        4.70        64       5.30        5.21       4.92

     4.88       4.87        4.77        65       5.42        5.32       4.99
     4.97       4.96        4.84        66       5.55        5.44       5.05
     5.08       5.07        4.92        67       5.69        5.56       5.12
     5.20       5.18        4.99        68       5.84        5.68       5.18
     5.32       5.30        5.07        69       6.00        5.82       5.25

     5.45       5.42        5.14        70       6.17        5.96       5.31
     5.59       5.56        5.22        71       6.36        6.10       5.36
     5.74       5.70        5.29        72       6.55        6.25       5.42
     5.91       5.85        5.35        73       6.76        6.41       5.47
     6.08       6.01        5.41        74       6.99        6.58       5.52
     6.27       6.17        5.47        75       7.24        6.75       5.56

-------------------------------------------------------------------------------
[Age Adjustment Table
Year of Birth       Adjustment to Age     Year of Birth     Adjustment to Age
---------------     -----------------     -------------     -----------------
  Before 1920             +2                1970-1979              -4
   1920-1929              +1                1980-1989              -5
   1930-1939               0                1990-1999              -6
   1940-1949              -1                2000-2009              -7
   1950-1959              -2                2010-2019              -8]
   1960-1969              -3

         A VARIABLE ANNUITY PAYMENT WITH A 5.0% ASSUMED INTEREST RATE
            [1983 'a' Individual Annuity Mortality Table, modified]
--------------------------------------------------------------------------------
        DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS PURCHASED WITH
                             EACH $1,000 APPLIED
--------------------------------------------------------------------------------
                            SINGLE LIFE ANNUITIES
--------------------------------------------------------------------------------
                             No            120            240
                           Period        Months         Months        Unit
           Age             Certain      Certain        Certain       Refund
--------------------------------------------------------------------------------
           60               $5.45       $5.39           $5.21         $5.27
           61                5.55        5.48            5.27          5.34
           62                5.64        5.57            5.33          5.42
           63                5.75        5.66            5.39          5.50
           64                5.86        5.76            5.46          5.59

           65                5.98        5.87            5.52          5.68
           66                6.11        5.98            5.58          5.77
           67                6.25        6.10            5.64          5.87
           68                6.40        6.22            5.70          5.98
           69                6.56        6.35            5.76          6.10

           70                6.73        6.49            5.82          6.22
           71                6.92        6.64            5.88          6.35
           72                7.13        6.80            5.93          6.48
           73                7.35        6.96            5.98          6.62
           74                7.60        7.13            6.02          6.77
           75                7.86        7.30            6.06          6.93
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       JOINT AND SURVIVOR ANNUITIES
-------------------------------------------------------------------------------
        Joint and Full to Survivor         Joint and Two-Thirds to Survivor
-------------------------------------------------------------------------------
             Certain Period                          Certain Period
-------------------------------------------------------------------------------
                                     Joint
       None        120         240    Age       None        120        240
-------------------------------------------------------------------------------
      $5.03      $5.03       $4.99     60      $5.46       $5.40      $5.22
       5.10       5.09        5.05     61       5.55        5.48       5.28
       5.17       5.17        5.11     62       5.65        5.57       5.34
       5.25       5.24        5.18     63       5.75        5.67       5.40
       5.33       5.33        5.24     64       5.86        5.77       5.46

       5.42       5.41        5.31     65       5.98        5.87       5.52
       5.52       5.51        5.38     66       6.11        5.98       5.58
       5.62       5.61        5.45     67       6.25        6.10       5.64
       5.73       5.72        5.52     68       6.40        6.22       5.70
       5.85       5.83        5.59     69       6.56        6.35       5.76

       5.98       5.95        5.66     70       6.73        6.49       5.82
       6.12       6.08        5.73     71       6.91        6.63       5.87
       6.27       6.22        5.80     72       7.11        6.78       5.93
       6.43       6.37        5.86     73       7.32        6.94       5.97
       6.61       6.52        5.92     74       7.55        7.10       6.02
       6.80       6.69        5.97     75       7.79        7.26       6.06

--------------------------------------------------------------------------------
[Age Adjustment Table
Year of Birth            Adjustment to Age  Year of Birth  Adjustment to Age
-------------            -----------------  -------------  -----------------
Before 1920                     +2            1970-1979           -4
  1920-1929                     +1            1980-1989           -5
  1930-1939                      0            1990-1999           -6
  1940-1949                     -1            2000-2009           -7
  1950-1959                     -2            2010-2019           -8]
  1960-1969                     -3

         A VARIABLE ANNUITY PAYMENT WITH A 6.0% ASSUMED INTEREST RATE
            [1983 'a' Individual Annuity Mortality Table, modified]
--------------------------------------------------------------------------------
                DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                      PURCHASED WITH EACH $1,000 APPLIED
--------------------------------------------------------------------------------
                             SINGLE LIFE ANNUITIES
--------------------------------------------------------------------------------
                              No                120          240
                            Period             Months       Months     Unit
           Age              Certain            Certain     Certain    Refund
--------------------------------------------------------------------------------
           60                $6.05             $5.98       $5.78      $5.87
           61                 6.13              6.06        5.84       5.95
           62                 6.23              6.14        5.90       6.02
           63                 6.33              6.23        5.95       6.10
           64                 6.44              6.33        6.01       6.19

           65                 6.56              6.43        6.07       6.28
           66                 6.69              6.54        6.13       6.38
           67                 6.82              6.65        6.19       6.48
           68                 6.97              6.78        6.24       6.59
           69                 7.13              6.90        6.30       6.71

           70                 7.30              7.04        6.35       6.83
           71                 7.49              7.18        6.40       6.96
           72                 7.70              7.33        6.45       7.10
           73                 7.92              7.49        6.50       7.24
           74                 8.16              7.65        6.54       7.40
           75                 8.43              7.82        6.58       7.56

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         JOINT AND SURVIVOR ANNUITIES
--------------------------------------------------------------------------------
    Joint and Full to Survivor             Joint and Two-Thirds to Survivor
--------------------------------------------------------------------------------
        Certain Period                             Certain Period
--------------------------------------------------------------------------------
                                     Joint
       None          120       240    Age      None         120        240
--------------------------------------------------------------------------------
      $5.61         $5.61    $5.57     60      $6.05       $5.98      $5.79
       5.68          5.67     5.63     61       6.14        6.06       5.84
       5.75          5.74     5.69     62       6.23        6.15       5.90
       5.82          5.82     5.75     63       6.34        6.24       5.96
       5.90          5.89     5.81     64       6.45        6.33       6.01

       5.99          5.98     5.87     65       6.56        6.43       6.07
       6.08          6.07     5.94     66       6.69        6.54       6.13
       6.18          6.17     6.00     67       6.82        6.66       6.19
       6.29          6.27     6.07     68       6.97        6.77       6.24
       6.41          6.38     6.14     69       7.13        6.90       6.30

       6.53          6.50     6.20     70       7.30        7.03       6.35
       6.67          6.63     6.27     71       7.48        7.17       6.40
       6.81          6.76     6.33     72       7.67        7.32       6.45
       6.97          6.90     6.39     73       7.89        7.47       6.50
       7.14          7.05     6.44     74       8.11        7.62       6.54
       7.33          7.21     6.50     75       8.36        7.79       6.57

--------------------------------------------------------------------------------
[Age Adjustment Table
Year of Birth            Adjustment to Age  Year of Birth  Adjustment to Age
-------------            -----------------  -------------  -----------------
Before 1920                     +2            1970-1979           -4
  1920-1929                     +1            1980-1989           -5
  1930-1939                      0            1990-1999           -6
  1940-1949                     -1            2000-2009           -7
  1950-1959                     -2            2010-2019           -8]
  1960-1969                     -3

             ANNUITY PURCHASE RATES UNDER A FIXED ANNUITY PAYMENT
                            WITH A 3% INTEREST RATE
            [1983 'a' Individual Annuity Mortality Table, modified]
--------------------------------------------------------------------------------
                DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                      PURCHASED WITH EACH $1,000 APPLIED
--------------------------------------------------------------------------------
                             SINGLE LIFE ANNUITIES
--------------------------------------------------------------------------------
                              No              120            240
                            Period           Months        Months      Cash
           Age              Certain         Certain        Certain    Refund
--------------------------------------------------------------------------------
           60                $4.42          $ 4.38         $4.22      $4.18
           61                 4.52            4.47          4.29       4.26
           62                 4.62            4.56          4.36       4.34
           63                 4.73            4.66          4.43       4.42
           64                 4.85            4.77          4.50       4.51

           65                 4.97            4.89          4.57       4.60
           66                 5.11            5.01          4.64       4.69
           67                 5.25            5.13          4.71       4.79
           68                 5.41            5.27          4.78       4.90
           69                 5.57            5.41          4.85       5.01

           70                 5.75            5.56          4.91       5.13
           71                 5.95            5.71          4.98       5.25
           72                 6.16            5.88          5.04       5.38
           73                 6.38            6.05          5.09       5.52
           74                 6.63            6.23          5.14       5.66
           75                 6.90            6.42          5.19       5.81

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                         JOINT AND SURVIVOR ANNUITIES
-------------------------------------------------------------------------------
    Joint and Full to Survivor             Joint and Two-Thirds to Survivor
-------------------------------------------------------------------------------
        Certain Period                             Certain Period
-------------------------------------------------------------------------------
                                     Joint
       None          120      240     Age      None         120        240
-------------------------------------------------------------------------------
      $4.01         $4.01    $3.98     60      $4.43       $4.38      $4.22
       4.09          4.08     4.05     61       4.52        4.47       4.29
       4.17          4.16     4.12     62       4.63        4.57       4.36
       4.25          4.25     4.19     63       4.74        4.67       4.43
       4.34          4.34     4.26     64       4.85        4.78       4.50

       4.44          4.43     4.34     65       4.98        4.89       4.57
       4.54          4.54     4.42     66       5.11        5.01       4.64
       4.66          4.64     4.50     67       5.26        5.13       4.71
       4.77          4.76     4.58     68       5.41        5.27       4.78
       4.90          4.88     4.66     69       5.57        5.41       4.85

       5.04          5.01     4.74     70       5.75        5.55       4.91
       5.18          5.15     4.82     71       5.94        5.70       4.98
       5.34          5.30     4.89     72       6.14        5.86       5.03
       5.51          5.45     4.96     73       6.35        6.03       5.09
       5.69          5.62     5.03     74       6.59        6.20       5.14
       5.89          5.79     5.09     75       6.84        6.38       5.18
-------------------------------------------------------------------------------
[Age Adjustment Table
Year of Birth            Adjustment to Age  Year of Birth  Adjustment to Age
-------------            -----------------  -------------  -----------------
Before 1920                     +2            1970-1979          -4
  1920-1929                     +1            1980-1989          -5
  1930-1939                      0            1990-1999          -6
  1940-1949                     -1            2000-2009          -7
  1950-1959                     -2            2010-2019          -8]
  1960-1969                     -3